Exhibit 4.01

EXECUTION VERSION

SUPPLEMENTAL TRUST INDENTURE
FROM
NORTHERN STATES POWER COMPANY
(A MINNESOTA CORPORATION)
TO
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED SEPTEMBER 1, 2017

SUPPLEMENTAL TO TRUST INDENTURE
DATED FEBRUARY 1, 1937
AND
SUPPLEMENTAL AND RESTATED
TRUST INDENTURE
DATED MAY 1, 1988

i

Supplemental Trust Indenture, made effective as of the 1st day of September, 2017, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;
WITNESSETH:
WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and
December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and
WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and
WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and
WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 and Series due August 15, 2045
May 1, 2016	Series due May 15, 2046

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and
WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and
WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and
WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and
WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and
WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and
WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due September 15, 2047” the bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $1,000 and integral multiples in excess thereof, and the bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:
(Form of Bonds of Series due September 15, 2047)

NORTHERN STATES POWER COMPANY
(Incorporated under the laws of the State of Minnesota)
First Mortgage Bond
Series due September 15, 2047

No. ____________________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*
NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 15th day of September, 2047 and to pay interest hereon from the date hereof at the rate of 3.60 percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 15th day of March and on the 15th day of September in each year, commencing on March 15, 2018 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any March 15 or September 15 will be paid to the person in whose name this bond was registered at the close of business on the record date (the March 1 prior to such March 15 or the September 1 prior to such September 15 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.
____________________
* This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.] *
This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 66 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.
The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.
At any time prior to March 15, 2047 (which is the date that is six months prior to the maturity of the bonds of this series (the “Par Call Date”)), the Company may redeem the bonds
____________________
* This legend to be included if the bonds are issued as a global bond in book-entry form.

of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates and successors and a Primary Treasury Dealer selected by each of BNY Mellon Capital Markets, LLC and PNC Capital Markets LLC, and any other Primary Treasury Dealer designated by, and not affiliated with, Barclays Capital Inc., BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Rate” means, for any date fixed for redemption the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.
Bonds of this series are not subject to a sinking fund.
This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.
Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.
No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.
No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.
This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:_________________________________	NORTHERN STATES POWER COMPANY

Attest:	By:___________________________________
Vice President

(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:___________________________________
Authorized Officer

Dated:
and
WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of May 1, 2016; and
WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and
WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and
WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;
Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.
SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY
TO THE LIEN OF THE INDENTURE
SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;
Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;
Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;
All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;
To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.
FORM AND EXECUTION OF SERIES 2047 BONDS
SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due September 15, 2047, which shall bear the descriptive title “First Mortgage Bonds, Series due September 15, 2047,” (such bonds, the “Series 2047 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2047 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2047 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $600,000,000. The Series 2047 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the public offering price and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2047 Bonds. Any such additional Series 2047 Bonds, together with the Series 2047 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,200,000,000. The Series 2047 Bonds shall mature on September 15, 2047, and shall be issued as registered bonds without coupons in denominations of $1,000, and integral multiples in excess thereof. The Series 2047 Bonds shall bear interest at a rate of 3.60% per annum on the principal amount thereof payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2018, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2047 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2047 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.
As long as there is no existing default in the payment of interest on the Series 2047 Bonds, the person in whose name any Series 2047 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2047 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2047 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2047 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2047 Bond may be listed, and upon such notice as may be required by such exchange.
The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (March 15 or September 15) shall mean the March 1 prior to such March 15 or the September 1 prior to such September 15 (whether or not a business day).
As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.
The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2047 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2047 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2047 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.
The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2047 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.
SECTION 2.02. At any time prior to March 15, 2047 (the “Par Call Date”), the Company may redeem the Series 2047 Bonds, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2047 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2047 Bonds being redeemed that would be due if such Bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the Series 2047 Bonds at 100% of the principal amount of such Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series 2047 Bonds being redeemed (assuming, for this purpose, that the Series 2047 Bonds matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 2047 Bonds being redeemed.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates and successors and a Primary Treasury Dealer selected by each of BNY Mellon Capital Markets, LLC and PNC Capital Markets LLC, and any other Primary Treasury Dealer designated by, and not affiliated with, Barclays Capital Inc., BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Rate” means, for any date fixed for redemption the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.
The Series 2047 Bonds are not subject to a sinking fund.
The redemption price of the Series 2047 Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.
For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2047 Bonds occurring prior to the Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.
SECTION 2.03. The registered owner of any Series 2047 Bond or Bonds, at his, her or its option, may surrender the same with other bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.
Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Series 2047 Bond of a series during a period of ten (10) days next preceding any selection of Series 2047 Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Series 2047 Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Series 2047 Bond which has been called for partial redemption.
SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Series 2047 Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
SECTION 2.05. The Series 2047 Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Series 2047 Bonds or attested the seal thereon shall cease to be such officers of the Company before the Series 2047 Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Series 2047 Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Series 2047 Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Series 2047 Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Series 2047 Bond shall be the proper officer of the Company, although at the date of such Series 2047 Bond such person shall not have been an officer of the Company.
SECTION 2.06. (a)    Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Series 2047 Bonds shall be The Depository Trust Company (“DTC”) and such Series 2047 Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Series 2047 Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Series 2047 Bonds to the account of Cede & Co. on each such payment date for the Series 2047 Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.
(b)    The Series 2047 Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Series 2047 Bonds. Upon initial issuance, the ownership of such Series 2047 Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Series 2047 Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Series 2047 Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Series 2047 Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Series 2047 Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Series 2047 Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Series 2047 Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Series 2047 Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Series 2047 Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series 2047 Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.
(c)    If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2047 Bonds or there shall have occurred and be continuing a Completed Default with respect to the Series 2047 Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Series 2047 Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to a series of the Series 2047 Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Series 2047 Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Series 2047 Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series 2047 Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Series 2047 Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Series 2047 Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Series 2047 Bonds.
(d)    Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2047 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Series 2047 Bonds and all notices with respect to such Series 2047 Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.
(e)    In connection with any notice or other communication to be provided pursuant to the Indenture for the Series 2047 Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Series 2047 Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.
(f)    NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 2047 BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE SERIES 2047 BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.
SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2047 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE SERIES 2047 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2047 BONDS NOR THE PARTICIPANTS.

(g)    The Company, in its sole discretion, may terminate the services of DTC with respect to the Series 2047 Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to Series 2047 Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Series 2047 Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to Series 2047 Bonds if the Company determines that a continuation of the requirement that all of the outstanding Series 2047 Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2047 Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2047 Bonds will be delivered as described in the Indenture.
(h)    Upon the termination of the services of DTC with respect to the Series 2047 Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Series 2047 Bonds shall be registered in whatever name or names holders transferring or exchanging Series 2047 Bonds shall designate in accordance with the provisions of the Indenture.
ARTICLE III.
APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2047 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.
SECTION 3.02. (a)    Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(b)    Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c)    Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.
(d)    The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.
SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2047 Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:___________________________________
Authenticating Agent

By:___________________________________
Authorized Officer

Dated:
SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.
ARTICLE IV.
FINANCING STATEMENT TO COMPLY WITH
THE UNIFORM COMMERCIAL CODE
SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.
SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.
SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust

Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount

Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due March 1, 2018	$500,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2020	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.
SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated September 1, 1956

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated August 1, 1957

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1948	Dated July 1, 1958

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1949	Dated December 1, 1960

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1975	Dated April 1, 1997

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1976	Dated March 1, 1998

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1981	Dated May 1, 1999

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1981	Dated June 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2006	Dated May 1, 2016

Supplemental Indenture
Dated June 1, 2007

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.
ARTICLE V.
MISCELLANEOUS
SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.
SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.
SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.
(b)    In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.
SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.
SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.
SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
(b)    The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $600,000,000.

IN WITNESS WHEREOF, on this 6th day of September, A.D. 2017, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective September 1, 2017, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective September 1, 2017, to be signed by its President, a Vice President or an Assistant Vice President.
NORTHERN STATES POWER COMPANY

/s/ Brian J. Van Abel
By: Brian J. Van Abel
Its: Vice President and Treasurer

Attest:

/s/ Charlynn M. Stevens
By: Charlynn M. Stevens Its: Assistant Secretary

Executed by Northern States Power Company in the presence of:	(CORPORATE SEAL)
/s/ Kaydra A. Kirtz
Witness: Kaydra A. Kirtz

/s/ Julie McDaniel
Witness: Julie McDaniel

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Valere Boyd
By: Valere Boyd
Its: Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on September 6th, 2017 by Brian J. Van Abel as Vice President and Treasurer, and Charlynn M. Stevens, as Assistant Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Sharon M. Quellhorst
Sharon M. Quellhorst
Notary Public
My commission expires: January 31, 2020

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of Los Angeles)

On     September 5, 2017        before me, Alex Dominguez, Notary Public
(insert name and title of the officer)

personally appeared     Valere Boyd                                 , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Alex Dominguez (Seal)

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to the Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of September 1, 2017, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I.	PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Goodhue, to wit:

Prairie Island Buffer Expansion

That part of Government Lot 8, Section 9, Township 113 North, Range 15 West, Goodhue County, Minnesota, described as follows:

Commencing at the northwest corner of said Government Lot 8, Section 9; thence South 00 degrees 48 minutes 46 seconds West, along the west line of said Government Lot 8 a distance of 681.25 feet to the north line of Tract 214A, as monumented, taken by the United States of America by condemnation proceedings, recorded April 22, 1936, in Book 64 of M.R., page 245; thence South 52 degrees 30 minutes 16 seconds East, along said north line of Tract 214A, 384.76 feet to the point of beginning of the parcel to be described; thence North 40 degrees 37 minutes 21 seconds East 918.32 feet; thence South 49 degrees 22 minutes 39 seconds East 300.00 feet; thence South 40 degrees 37 minutes 21 seconds West 901.93 feet to said north line of Tract 214A; thence North 52 degrees 30 minutes 16 seconds West, along said north line 300.45 feet to the point of beginning.
Containing 6.27 acres, more or less.

Parcel 1:

The South 146 feet of the West 146 feet of Government Lot 6 in Section 4 in Township 113 North, Range 15 West, Goodhue County, Minnesota.

Parcel 2:

Lots 6, 7, and 8 in Section 9, Township 113 North, Range 15 West, Goodhue County, Minnesota, excepting therefrom the following:

That part thereof conveyed to the Chicago, Milwaukee & St. Paul Railway Company by Warranty Deed dated June 16, 1908, recorded June 24, 1908, in Book W-5 of Deeds, page 161.

That part thereof taken by the United States of America by condemnation proceedings, recorded April 22, 1937, in Book 64 of M.R., page 245, and recorded September 10, 1938, in Book 69 of M.R., page 224.

That part thereof conveyed to Paul Oliver and Dorothy Oliver by Warranty Deed recorded on May 12, 1941, in Book L-8 of Deeds, page 276, and described as follows: That part of Government Lot 6, Section 9, Township 113 North , Range 15 West, described as follows: Beginning at the southeast corner of Lot 6 said Section 9, thence North 175 feet, thence North 38 degrees 31 minutes west 748.5 feet, thence south to north line of highway, thence southeasterly along highway and east along south line of said Lot 6 to beginning.

That part thereof conveyed to Arnold A. Nauer and Joyce A. Nauer by Warranty Deed dated April 10, 1980, recorded April 28, 1980, in Book W-12 of Deeds, page 136, described as follows: That part of Government Lot 6, of Section 9, Township 113, Range 15, Goodhue County, Minnesota, according to the original Government Survey thereof, described as follows: Commencing at a U.S. Army Corps of Engineers Monument at the southeast corner of said Government Lot 6; thence northerly, along the east line of said Government Lot 6, a distance of 175.00 feet to a U.S. Army Corps of Engineers Monument at the most southerly corner of a tract of land referred to as tract GO-202A, acquired by the United States America, said tract being described in that certain Final Decree, recorded September 10, 1938, in Book 68 of M.R., page 224, on file in the Goodhue County Recorder’s office; thence North 38 degrees 31 minutes West, along the southwesterly line of said tract GO-202A, a distance of 748.5 feet to a U.S. Army Corps of Engineers Monument, being the point of beginning of the land to be described; thence North 12 degrees 26 minutes West, along the westerly line of said tract GO-202A, a distance of 571.23 feet to a U.S. Army Corps of Engineers Monument; thence South 25 degrees 48 minutes 39 seconds West, a distance of 717.49 feet to an iron pipe on the northeasterly line of the roadway, as monumental by the U.S. Army Corps of Engineers; thence South 52 degrees 00 minutes 00 seconds East, along said northeasterly roadway line, a distance of 552.51 feet to an iron pipe at the intersection with a line bearing South from the point of beginning; thence on a bearing of North, a distance of 428.24 feet to the point of beginning.

Less and except the following:

That part of Government Lot 8, Section 9, Township 113 North, Range 15 West, Goodhue County, Minnesota, described as follows:

Commencing at the northwest corner of said Government Lot 8, Section 9; thence South 00 degrees 48 minutes 46 seconds West, along the west line of said Government Lot 8 a distance of 681.25 feet to the north line of Tract 214A, as monumented, taken by the United States of America by condemnation proceedings, recorded April 22, 1936, in Book 64 of M.R., page 245; thence South 52 degrees 30 minutes 16 seconds East, along said north line of Tract 214A, 384.76 feet to the point of beginning of the parcel to be described; thence North 40 degrees 37 minutes 21 seconds East 918.32 feet; thence South 49 degrees 22 minutes 39 seconds East 300.00 feet; thence South 40 degrees 37 minutes 21 seconds West 901.93 feet to said north line of Tract 214A; thence North 52 degrees 30 minutes 16 seconds West, along said north line 300.45 feet to the point of beginning.
Containing 6.27 acres, more or less.

Red Wing Landfill Expansion 2

Parcel 1:
That part of the Northwest Quarter of the Southwest Quarter of Section 36, Township 113 North, Range 15 West, Goodhue County, Minnesota, described as follows:
Commencing at the southwest corner of said Northwest Quarter of the Southwest Quarter; thence northerly on a Goodhue County Coordinate System Grid Azimuth from north of 00 degrees 01 minute 45 seconds, along the west line of said Northwest Quarter of the Southwest Quarter, for a distance of 670.00 feet to the point of beginning; thence easterly 90 degrees 01 minute 45 seconds azimuth 252.00 feet; thence northerly 11 degrees 41 minutes 45 seconds azimuth 254.00 feet; thence southeasterly 128 degrees 48 minutes 00 seconds azimuth 457.24 feet to the westerly right-of-way line of County State Aid

Highway No. 1, according to recorded GOODHUE COUNTY RIGHT OF WAY PLAT NO. 190; thence northerly 349 degrees 29 minutes 47 seconds azimuth, along said westerly right-of-way line, 117.45 feet; thence northerly 12 degrees 06 minutes 51 seconds azimuth, along said westerly right-of-way line, 184.79; thence northerly 19 degrees 56 minutes 49 seconds azimuth, along said westerly right-of-way line 398.57 feet to north line of said Northwest Quarter of the Southwest Quarter; thence westerly 269 degrees 50 minutes 16 seconds azimuth, along said north line, 812.86 feet to the northwest corner of said Northwest Quarter of the Southwest Quarter; thence southerly 180 degrees 01 minute 45 seconds azimuth, along the west line of said Northwest Quarter of the Southwest Quarter 630.60 feet to the point of beginning. Containing 9.25 acres more or less.

Together with a permanent appurtenant easement for utility and access purposes per an Easement Agreement dated April 19, 2016, and recorded April 20, 2016, as Document No. 629627 in the office of the Goodhue County Recorder, which easement is legally described as follows:

Easement “A”:
A 50.00 foot wide easement for ingress and egress and for utility purposes over and across that part of the Southwest Quarter of the Northwest Quarter of Section 36, Township 113 North, Range 15 West, Goodhue County, Minnesota, the center line of said easement is described as follows: Commencing at the southwest corner of said Southwest Quarter of the Northwest Quarter; thence northerly on a azimuth based on the Goodhue County Coordinate System (NAD83-1996 Adjustment) of 358 degrees 48 minutes 52 seconds, along the west line of said Southwest Quarter of the Northwest Quarter for a distance of 234.44 feet to the point of beginning of the centerline to be described; thence easterly 181.50 feet along a non tangential curve concave to the north, said curve has a radius of 348.50 feet, a central angle of 29 degrees 50 minutes 21 seconds and a chord azimuth of 97 degrees 22 minutes 09 seconds; thence easterly 82 degrees 26 minutes 58 seconds azimuth, tangent to said curve, a distance of 187.25 feet; thence northeasterly 195.10 feet along a tangential curve concave to the northwest; said curve has a radius of 360.59 feet and a central angle of 31 degrees 00 minutes 00 seconds; thence northeasterly 51 degrees 26 minutes 58 seconds azimuth a distance of 23.60 feet; thence easterly 223.43 feet along a tangential curve concave southerly, said curve has a radius of 389.25 feet and a central angle of 32 degrees 53 minutes 16 seconds; thence easterly 84 degrees 20 minutes 14 seconds azimuth, tangent to said curve; a distance of 259.49 feet to the west line of GOODHUE COUNTY RIGHT OF WAY PLAT NO. 127, according to the recorded plat thereof, on file and of record in the Office of the County Recorder, Goodhue County, Minnesota, and said centerline there terminating.
The sidelines of said easement shall be prolonged or shortened to terminate on the west line of said GOODHUE COUNTY RIGHT OF WAY PLAT NO. 127 and the west line of said Southwest Quarter of the Northwest Quarter.
Also
Easement “B”
A 50.00 foot wide easement for ingress and egress and for utility purposes over and across that part of the Southwest Quarter of the Northwest Quarter of Section 36, Township 113 North, Range 15 West, Goodhue County, Minnesota, the center line of said easement is described as follows: Commencing at the southwest corner of said Southwest Quarter of the Northwest Quarter; thence easterly on an azimuth based on the Goodhue County Coordinate System (NAD83 1996 Adjustment) of 89 degrees 50 minutes 16 seconds along the south line of said Southwest Quarter of the Northwest Quarter for a distance of 190.01 feet to the point of beginning of the centerline to be described; thence northerly 336 degrees 37 minutes 56 seconds azimuth a distance of 122.49 feet; thence northerly 358 degrees 10 minutes 47 seconds azimuth a distance of 70.59 feet to the southerly sideline of the above described easement “A” and said centerline there terminating.
The sidelines of said easement “B” shall be prolonged or shortened to terminate on the south line of the said Southwest Quarter of the Northwest Quarter.
(Torrens Certificate of Title No. 6912.0)

2. The following described real property, situate, lying and being in the County of Lincoln to wit:

Hawks Nest Lake Substation

The East 670 feet of the North 793 feet of the Northeast Quarter (NE1/4) of Section Eight (8) in Township One Hundred Twelve (112) North of Range Forty-four (44) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

3. Grand Meadows Wind Farm

PARCEL No. 87 - Northern States Power Company d/b/a Xcel Energy; Survey No. 19-4 (NCS-295000G94B)

The interest insured by this policy is:
An undivided One-half (1/2) interest in the fee simple estate created by Limited Warranty Deed dated May 21, 2008, recorded June 6, 2008, as Document No. 568392, by Wapsipinicon Power Partners, LLC, a Delaware limited liability company, as Grantor, to Northern States Power Company, a Minnesota corporation, as Grantee.

(Title to the fee simple estate is vested as follows: Wapsipinicon Power Partners, LLC as to an undivided One-half (1/2) interest, and Northern States Power company, a Minnesota corporation, as to an undivided One-half (1/2) interest.)

The Southwest Quarter (SW l/4) of the Northwest Quarter (NW l/4) lying West of Interstate Highway 90 in Section Eight (8), Township One Hundred Three (103) North, Range Fifteen (15) West of the 5th P.M., Mower County, Minnesota.

PARCEL NO. 88 - Northern States Power Company d/b/a Xcel Energy; Survey No. 15-5(NCS-295000D33A)

The interest insured by this policy is:
The fee simple estate created by Limited Warranty Deed dated May 21, 2008, recorded June 6, 2008, as Document No. 568393, by Wapsipinicon Power Partners, LLC, a Delaware limited liability company, as Grantor, to Northern States Power Company, a Minnesota corporation, as Grantee.

(Title to the fee simple estate is vested as follows: Northern States Power Company, a Minnesota corporation.)

The north 622.00 feet of the south 1,188.50 feet lying west of the east 601.00 feet of the Northeast Quarter of Section 24, Township 103 North, Range 16 West, Mower County, Minnesota, and also lying east of the east line of the following described tract of land: Commencing at the southeast corner of said Northeast Quarter of Section 24; thence North 89 degrees 58 minutes 40 seconds West (assumed bearing) 1035.00 feet along the south line of said Northeast Quarter; thence North 00 degrees 00 minutes 00 seconds East 516.42 feet to the point of beginning; thence continuing North 00 degrees 00 minutes 00 seconds East 149.93 feet; thence North 90 degrees 00 minutes 00 seconds West 270.00 feet; thence North 00 degrees 00 minutes 00 seconds East 586.09 feet; thence South 47 degrees 46 minutes 01 seconds West 484.79 feet; thence North 89 degrees 58 minutes 40 seconds West 81.79 feet to a point on a line parallel with and 70.00 feet Southeasterly perpendicular to the Easterly right-of-way line of Interstate Highway

No. 90; thence North 47 degrees 46 minutes 01 seconds East 1067.96 feet on said line parallel with and 70.00 feet Southeasterly perpendicular to the Easterly right-of-way line of Interstate Highway No. 90; thence South 00 degrees 00 minutes 00 seconds West 1128.03 feet; thence North 90 degrees 00 minutes 00 seconds West 80.00 feet to the point of beginning.

4.     Rights of Northern States Power Company under wind leases and easements and/or transmission easements covering the following parcels of real property located in the County of Mower, to wit:

Grand Meadows Wind Farm

[see attached legal descriptions]

PARCEL NO. 1 - Richard R. Neuvirth and Margaret Neuvirth; Survey No. 2-1 (NCS-295000C-6; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 28, 2008, by and between Richard R. Neuvirth and Margaret Neuvirth, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 28, 2008, recorded April 14, 2008, as Document No. 567010.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Richard R. Neuvirth and Margaret Neuvirth, as tenants in common)

The Northeast Quarter (NE 1/4) and the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section 6, Township 102 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 2 - Robert C. Neuvirth and Janet L. Neuvirth; Survey No. 2-2 (NCS-295000C-15; Parcels 1 and 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 20, 2008, by and between Robert C. Neuvirth and Janet L. Neuvirth, a/k/a Janet Neuvirth, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 20, 2008, recorded April 3, 2008, as Document No. 566767.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Robert C. Neuvirth and Janet L. Neuvirth, husband and wife, as joint tenants)

The Southeast Quarter of the Southeast Quarter of Section 6, Township 102 North, Range 15 West, except the North 1 acre thereof.
And
The Southwest Quarter of the Southeast Quarter of Section 6, Township 102 North, Range 15 West, except a strip of land described as follows: Beginning at the Northeast corner thereof; thence South 2 rods; thence West 2 rods; thence Northwest to a point 4 rods West of the Northeast corner of the Southwest Quarter of said Southeast Quarter; thence East to the place of beginning. ·

PARCEL NO. 3 – This item has been intentionally deleted.

PARCEL NO. 4 - Donald L. Snydar; Survey No. 3-1 (NCS-295000C-5)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 1, 2008, by and between Donald L. Snydar and Audrey M. Snydar, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 1, 2008, recorded April 18, 2008, as Document No. 567160.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Donald L. Snydar)

The North Half of the Northwest Quarter (N 1/2 of NW 1/4) of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 5 - Robert C. Neuvirth and Janet Neuvirth; Survey No. 3-2 (NCS-295000C-7; Parcel 1)
The interest insured by this policy is:
Easement created in Easement Agreement, dated March 20, 2008, by and between Robert C. Neuvirth and Janet L. Neuvirth, a/k/a Janet Neuvirth, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 20, 2008, recorded April 3, 2008, as Document No. 566767.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Robert C. Neuvirth and Janet Neuvirth, husband and wife, as joint tenants)

The Southwest Quarter of Section 5, Township 102 North, Range 15 West, Mower County,
Minnesota.

PARCEL NO. 6 - David J. Schwartz; Survey No. 3-3 (NCS-295000C-8; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 25, 2008, by and between David J. Schwartz, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 25, 2008, recorded April 9, 2008, as Document No. 566906.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: David J. Schwartz)

The North Half of the following described tract: The Northeast Quarter of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota, excepting therefrom the South 35.14 acres thereof.

PARCEL NO. 7 - Norbert J. Schlichter; Survey No. 3-4 (NCS-295000C-8; Parcel 3)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 27, 2008, by and between Norbert J. Schlichter and Shauna Schlichter, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 27, 2008, recorded April 9, 2008, as Document No. 566913.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Norbert J. Schlichter (married to Shauna Schlichter)

The South 35.14 acres of the Northeast Quarter of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota.
And
The North 1300 feet of the North Half of the Southeast Quarter of said Section 5, Township 102 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 8 - Shauna Schlichter; Survey No. 3-5 (NCS-295000C-7; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 27, 2008, by and between Norbert J. Schlichter and Shauna Schlichter, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 27, 2008, recorded April 9, 2008, as Document No. 566913.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Shauna Schlichter (married to Norbert Schlichter)

Survey Legal: That part of the Southeast Quarter of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota lying Southerly of the Northerly 1300.00 feet thereof.

Historic Legal: The Southeast Quarter of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota, excepting therefrom the North 1300 feet of the North Half of the Southeast Quarter of said Section 5.

PARCEL NO. 9 - David J. Schwartz, Lynelle S. Elward and Steven R. Schwartz and Gregg D. Schwartz; Survey No. 3-6 (NCS-295000C-8; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 25, 2008, by and between David J. Schwartz, Lynelle S. Elward, Steven R. Schwartz, Gregg D. Schwartz, Roger F. Schwartz and Judith M. Schwartz, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 25, 2008, recorded April 9, 2008, as Document No. 566905.
Also
Easement created in Easement Agreement, dated May 2, 2008, by and between Roger F. Schwartz and Judith M. Schwartz, as Trustees of the Judith M. Schwartz Revocable Trust UTA dated March 29, 2005, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated May 2, 2008, recorded May 23, 2008, as Document No. 568069.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: David J. Schwartz, Lynelle S. Elward and Steven R. Schwartz and Gregg D. Schwartz)

The South Half of the following described tract: The Northeast Quarter of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota, excepting therefrom the South 35.14 acres thereof.

PARCEL NO. 10 - Richard R. Neuvirth and Margaret Neuvirth; Survey No. 3-7 (NCS-295000C-6; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 28, 2008, by and between Richard R. Neuvirth and Margaret Neuvirth, husband and wife, and Power Partners Midwest, LLC, as evidenced by the

Memorandum of Easement Agreement dated March 28, 2008, recorded April 14, 2008, as Document No. 567010.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Richard R. Neuvirth and Margaret Neuvirth, as tenants in common)
The South Half of the Northwest Quarter (S 1/2 of NW 1/4) of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota; EXCEPT the following described parcel: Commencing at the Northwest corner of said South Half of the Northwest Quarter, thence South along the West line of said Section 5 for a distance of 660.00 feet to the point of beginning; thence East, parallel to the North line of said Section 5 for a distance of 1250.00 feet; thence South parallel to the West line of said Section 5 for a distance of 220.00 feet, thence West parallel to the North line of said Section 5 for a distance of 350.00 feet, thence North, parallel to the West line of said Section 5, for a distance of 180.00 feet; thence West parallel to the North line of said Section 5 for a distance of 900.00 feet, to a point on the West line of said Section 5, thence North along the West line of said Section 5 for a distance of 40.00 feet to the point of beginning.

PARCEL NO. 11 - Brian Neuvirth; Survey No. 3-8 (NCS-295000C-6; Parcel 3)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 20, 2008, by and between Brian R. Neuvirth, a/k/a Brian Neuvirth, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 20, 2008, recorded April 3, 2008, as Document No. 566768.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Brian Neuvirth)

That part of the South Half of the Northwest Quarter (S 1/2 of NW 1/4) of Section 5, Township 102 North, Range 15 West, Mower County, Minnesota; described as follows:

Commencing at the Northwest corner of said South Half of the Northwest Quarter, thence South along the West line of said Section 5 for a distance of 660.00 feet to the point of beginning; thence East, parallel to the North line of said Section 5 for a distance of 1250.00 feet; thence South parallel to the West line of said Section 5 for a distance of 220.00 feet, thence West parallel to the North line of said Section 5 for a distance of 350.00 feet, thence North, parallel to the West line of said Section 5, for a distance of 180.00 feet; thence West parallel to the North line of said Section 5 for a distance of 900.00 feet, to a point on the

West line of said Section 5, thence North along the West line of said Section 5 for a distance of 40.00 feet to the point of beginning.

PARCEL NO. 12 - Bonnie Dougan Tangren Revocable Trust; Survey No. 4-1 (NCS-295000G-73)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Bonnie Dougan Tangren as Trustee of the Bonnie Dougan Tangren Revocable Trust Dated January 14, 2003, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567050.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Bonnie Dougan Tangren as Trustee of the Bonnie Dougan Tangren Revocable Trust Dated January 14, 2003)

The North Half (N 1/2) of Section 33, Township 103 North, Range 15 West of the 5th P.M., Mower County, Minnesota.

PARCEL NO. 13 - Cleo Ann Osmundson Revocable Trust as to an undivided one-half interest, Mark M. Osmundson, as to an undivided one-fourth interest; and Scott E. Osmundson, as to an undivided one-fourth interest; Survey No. 5-1 (NCS-295000G-70)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Cleo Ann Osmundson, as Trustee of the Cleo Ann Osmundson Revocable Trust UTA June 11, 2003, as to an undivided one-half interest, Mark M. Osmundson (married to Jody Osmundson), as to an undivided one-fourth interest; and Scott E. Osmundson, as to an undivided one-fourth interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567336.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Cleo Ann Osmundson, as Trustee of the Cleo Ann Osmundson Revocable Trust UTA June 11, 2003, as to an undivided one-half Interest, Mark M. Osmundson (married to Jody Osmundson), as to an undivided one-fourth interest; and Scott E. Osmundson, as to an undivided one-fourth interest)

The North Half (N 1/2) and the Southeast Quarter (SE 1/4) of Section 32, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 14 - Bryant Hokeness and Ann Hokeness; Survey No. 5-2 (NCS-295000G-72; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 13, 2008, by and between Bryant Hokeness and Ann Hokeness, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 13, 2008, recorded March 27, 2008, as Document No. 566558.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Bryant Hokeness and Ann Hokeness, husband and wife, as tenants in common)

The Southwest Quarter (SW 1/4) of Section 32, Township 103 North, Range 15 West, Mower County, Minnesota, excepting therefrom the following described tract of land: Commencing at the Northwest corner of said Southwest Quarter; thence North 89 degrees 33 minutes 45 seconds East (assumed bearing) along the North line of said Southwest Quarter and along the centerline of Mower County State Aid Highway No. 13, 1166.25 feet to the point of beginning of the tract of land to be herein described; thence continuing North 89 degrees 33 minutes 45 seconds East along said North line and along said centerline, 486.06 feet; thence South 00 degrees 38 minutes 31 seconds East, 708.50 feet; thence South 02 degrees 43 minutes 33 seconds East, 353.37 feet; thence South 02 degrees 56 minutes 55 seconds West, 310.49 feet; thence South 89 degrees 33 minutes 59 seconds West 278.95 feet; thence South 87 degrees 54 minutes 00 seconds West, 231.43 feet; thence North 01 degrees 48 minutes 58 seconds East, 676.22 feet; thence North 00 degrees 29 minutes 28 seconds West, 702.53 feet to the point of beginning.

PARCEL NO. 15 - Sheldon D. Churchill; Survey No. 5-3 (NCS-295000G-72; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 13, 2008, by and between Sheldon D. Churchill, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 13, 2008, recorded April 15, 2008, as Document No. 567057.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Sheldon D. Churchill)

That part of the Southwest Quarter (SW 1/4) of Section 32, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Northwest corner of said Southwest Quarter; thence North 89 degrees 33 minutes 45 seconds East (assumed bearing) along the North line of said Southwest Quarter and along the centerline of Mower County State Aid Highway No. 13, 1166.25 feet to the point of beginning of the tract of land to be herein described; thence continuing North 89 degrees 33 minutes 45 seconds East along said North line and along said centerline, 486.06 feet; thence South 00 degrees 38 minutes 31 seconds East, 708.50 feet; thence South 02 degrees 43 minutes 33 seconds East, 353.37 feet; thence South 02 degrees 56 minutes 55 seconds West, 310.49 feet; thence South 89 degrees 33 minutes 59 seconds West 278.95 feet; thence South 87 degrees 54 minutes 00 seconds West, 231.43 feet; thence North 01 degrees 48 minutes 58 seconds East, 676.22 feet; thence North 00 degrees 29 minutes 28 seconds West, 702.53 feet to the point of beginning.

PARCEL NO. 16 - Earl V. Hamilton Revocable Trust as to an undivided one-half interest and Ruth Hamilton Revocable Trust as to an undivided one-half interest; Survey No. 6-1 (NCS-295000G-68; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567042.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest)

The North Half (N 1/2) of Section 31, Township 103 North, Range 15 West, Mower County,
Minnesota, EXCEPT the following described tract: A tract of land in the West Half of the Northwest Quarter (W 1/2 of NW 1/4) of said Section 31, described as follows: Commencing at the Northwest corner of said Section 31; thence South along the West line of said Section 31 a distance of 805.00 feet to the point of beginning; thence continuing South along the West line of said Section 31 a distance of 655.00 feet; thence East perpendicular to said West line 670.00 feet; thence North parallel to said West line 655.00 feet; thence West perpendicular to said West line 670.00 feet to the point of beginning.

PARCEL NO. 17 - Norbert D. Hamilton Exemption Equivalent Trust as to an undivided one-half interest; Peggy A. Hamilton Revocable Living Trust as to an undivided one half interest; Survey No. 6-2 (NCS-295000G-69)

The interest insured by this policy is:

Easement created in Easement Agreement, dated April 10, 2008, by and between Peggy A. Hamilton and Terry Hamilton, Co-Trustees of the Norbert D. Hamilton Exemption Equivalent Trust Created under the Last Will and Testament of Norbert D. Hamilton dated March 2, 1990, as to an undivided one-half interest; Peggy A. Hamilton as Trustee of the Peggy A. Hamilton Revocable Living Trust Agreement dated 30th day of October, 2003, as to an undivided one-half interest; Peggy A. Hamilton, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 10, 2008, recorded April 24, 2008, as Document No. 567328.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Peggy A. Hamilton and Terry Hamilton, Co-Trustees of the Norbert D. Hamilton Exemption Equivalent Trust Created under the Last Will and Testament of Norbert D. Hamilton dated March 2, 1990, as to an undivided one-half interest; Peggy A. Hamilton as Trustee of the Peggy A. Hamilton Revocable Living Trust Agreement dated 30th day of October, 2003, as to an undivided one-half interest)

The South Half (S 1/2) of Section 31, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 18 - Earl V. Hamilton Revocable Trust as to an undivided one-half interest and Ruth Hamilton Revocable Trust; Survey No. 6-3 (NCS-295000G-68; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half interest, collectively Contract Sellers; and William T. Hilton and Carla R. Hilton, husband and wife, as Contract Purchasers; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567045.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest, subject to the interests of William T. Hilton and Carla R. Hilton, as contract purchasers)

A tract of land in the West Half of the Northwest Quarter (W 1/2 of NW 1/4) of Section 31, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the

Northwest corner of said Section 31; thence South along the West line of said Section 31 a distance of 805.00 feet to the point of beginning; thence continuing South along the West line of said Section 31 a distance of 655.00 feet; thence East perpendicular to said West line 670.00 feet; thence North parallel to said West line 655.00 feet; thence West perpendicular to said West line 670.00 feet to the point of beginning.

PARCEL NO. 19 - Raymond K. Newkirk; Survey No. 7-1 (NCS-295000D-27; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 28, 2008, by and between Raymond K. Newkirk and Nylene J. Newkirk, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 28, 2008, recorded April 15, 2008, as Document No. 567054. ·

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Raymond K. Newkirk)

The Northwest Quarter (NWl/4) of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota, Less and Except:
A tract of land in the Northwest Quarter (NWl/4) of Section 36, Township 103 North, Range 16 West, described as follows: Commencing at the Northwest corner of said Section 36; thence South 530 feet along the West line of said Northwest Quarter to the point of beginning; thence continuing South 625 feet along said West line; thence East perpendicular to said West line 580 feet; thence North parallel to said West line 625 feet; thence West perpendicular to said West line 580 feet to the point of beginning, Mower County, Minnesota.

PARCEL NO. 20 - Elvern H. Mees and Beverly L. Mees; Survey No. 7-2 (NCS-295000D-28; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 3, 2008, by and between Elvern H. Mees and Beverly L. Mees, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 3, 2008, recorded April 18, 2008, as Document No. 567159.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Elvern H. Mees and Beverly L. Mees)

The West Half of the Northeast Quarter (W l/4 of NE l/4) of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota, Except the following described parcel: The North 655.00 feet of the West 450.00 feet of the Northwest Quarter of the Northeast Quarter of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 21 - LaVerne R. Gilbert and LeaAnn Gilbert; Survey No. 7-3 (NCS-295000D-29)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between LaVerne R. Gilbert and LeaAnn Gilbert, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 18, 2008, as Document No. 567154.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: LaVerne R. Gilbert and LeaAnn Gilbert)

The East one half of the Northeast Quarter of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 22 - Sharon L. Pries Revocable Family Trust; Survey No. 7-4 (NCS-295000D-30)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 25, 2008, by and between Sharon L. Pries as Trustee of the Sharon L. Pries Revocable Family Trust UTA dated May 19, 2005, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 25, 2008, recorded April 9, 2008, as Document No. 566911.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Sharon L. Pries as Trustee of the Sharon L. Pries Revocable Family Trust UTA dated May 19, 2005)

The South Half of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 23 - Jarred Nesbitt and Denise Nesbitt; Survey No. 7-5 (NCS-295000D-28; Parcel 2)

The interest insured by this policy is:

Easement created in Easement Agreement, dated March 11, 2008, by and between Jarred J. Nesbitt, a/k/a Jarred Nesbitt, and Denise L. Nesbitt, a/k/a Denise Nesbitt, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 11, 2008, recorded March 27, 2008, as Document No. 566556.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Jarred Nesbitt and Denise Nesbitt)

The North 655.00 feet of the West 450.00 feet of the Northwest Quarter of the Northeast Quarter of Section 36, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 24 - Douglas J. Goergen and Michelle R. Goergen; Survey No. 7-6 (NCS-295000D-27; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated January 20, 2009, by and between Douglas J. Goergen and Michelle R. Goergen, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated January 20, 2009, recorded March 12, 2009, as Document No. 573692.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Douglas J. Goergen and Michelle R. Goergen)

A tract of land in the Northwest Quarter (NWl/4) of Section 36, Township 103 North, Range 16 West, described as follows: Commencing at the Northwest corner of said Section 36; thence South 530 feet along the West line of said Northwest Quarter to the point of beginning; thence continuing South 625 feet along said West line; thence East perpendicular to said West line 580 feet; thence North parallel to said West line 625 feet; thence West perpendicular to said West line 580 feet to the point of beginning.

PARCEL NO. 25 - William A. Fenholt Revocable Trust; Survey No. 8-1 (NCS-295000D-15)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 14, 2008, by and between William A. Fenholt, as Trustee of the William A. Fenholt Revocable Trust Agreement Dated October 21, 1991 and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 14, 2008, recorded April 3, 2008, as Document No. 566765.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: William A. Fenholt, as Trustee of the William A. Fenholt Revocable Trust Agreement Dated October 21, 1991)

The West Half (Wl/2) of the Southeast Quarter (SEl/4) of Section 25, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 26 - Alan Tapp; Survey No. 8-2 (NCS-295000D-13)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 20, 2008, by and between Alan Tapp, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 20, 2008, recorded April 3, 2008, as Document No. 566766.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Alan Tapp)

The South Half (S1/2) of the Northeast Quarter (NEl/4) of Section 25, Township 103 North,
Range 16 West, Mower County, Minnesota.

PARCEL NO. 27 - LaVerne R. Gilbert and LeaAnn Gilbert; Survey No. 8-3 (NCS-295000D-16)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between LaVerne R. Gilbert and LeaAnn Gilbert, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 18, 2008, as Document No. 567154.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: LaVerne R. Gilbert and LeaAnn Gilbert) T

The East One Half of the Southeast Quarter of Section 25, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL NO. 28 - Steven B. Nolte; Survey No. 9-1 (NCS-295000G-65)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 13, 2008, by and between Steven B. Nolte and Barbara A. Nolte, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 13, 2008, recorded March 27, 2008, as Document No. 566557.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Steven B. Nolte)

The West Half of the Northeast Quarter in Section 30, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 29 - Jack L. Smith, Evelyn A. Smith, Linda Miller, Barry Smith and Roger Smith; Survey No. 9-2 (NCS-295000G-66)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 8, 2008, by and between Jack L. Smith and Evelyn A. Smith, husband and wife, Linda Miller, Barry Smith and Roger Smith, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 8, 2008, recorded April 23, 2008, as Document No. 567279.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Jack L. Smith, Evelyn A. Smith, Linda Miller, Barry Smith and Roger Smith)

The East Half of the Northeast Quarter of Section 30, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 30 - Ruth Hamilton Revocable Trust as to an undivided one-half interest and Earl V. Hamilton Revocable Trust as to an undivided one-half interest; Survey No. 9-3 (NCS-295000G-67; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567042.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Ruth Hamilton and Earl V. Hamilton as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one- half interest and Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest)

The Southeast Quarter (SE 1/4) of Section 30, Township 103 North, Range 15 West, except the North 350 feet of the West 750 feet thereof, Mower County, Minnesota.

PARCEL NO. 31 - Steve W. Churchill and Marie R. Churchill; Survey No. 9-5 (NCS-295000G-67; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated July 22, 2008, by and between Steve W. Churchill and Marie R. Churchill, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 6, 2009, recorded March 12, 2009, as Document No. 573693.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Steve W. Churchill and Marie R. Churchill)

That part of the Southeast Quarter (SE 1/4) of Section 30, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing in the center of a Township Road at the Northwest corner of the Northwest Quarter of the Southeast Quarter of said Section 30, as the point of beginning; thence east along the center of said Township Road a distance of 750 feet; thence south a distance of 350 feet, thence west a distance of 750 feet; thence north 350 feet to the point of beginning, and there terminating.

PARCEL NO. 32 - Jeanette B. Curley, as to an undivided 3/4 interest and Jane E. Curley, as to an undivided 1/4 interest; Survey No. 10-1 (NCS-295000G-60)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Jeanette B. Curley, individually and as a single person and surviving widow of Wayne F. Curley, and as the Personal Representative of the Estate of Wayne F. Curley, as owner of an undivided 3/4 interest and Jane E. Curley, a single person, as owner of an undivided 1/4 interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567322.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Jeanette B. Curley, as to an undivided 3/4 interest and Jane E. Curley, as to an undivided 1/4 interest) ·

The Northwest Quarter of Section 29, Township 103, Range 15, Mower County, Minnesota.

PARCEL NO. 33 - Arthur Mills Revocable Trust; and Lucille B. Mills Revocable Trust; Survey No. 10-2 (NCS-295000G-62)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 7, 2008, by and between James M. Fuller; Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992; and Lucille B. Mills and Arthur Mills, as Co-Trustees of the Lucille B. Mills Revocable Trust U/A dated March 6, 1992, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 7, 2008, recorded April 23, 2008, as Document No. 567282.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: James M. Fuller; Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992; and Lucille B. Mills and Arthur Mills, as Co-Trustees of the Lucille B. Mills Revocable Trust U/A dated March 6, 1992)

The South Half of the Northeast Quarter of Section 29, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 34 - Cleo Ann Osmundson Revocable Trust as to an undivided one-half interest; Scott E. Osmundson, as to an undivided one-fourth interest and Mark M. Osmundson as to an undivided one-fourth interest; Survey No. 10-3 (NCS-295000G-63; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Cleo Ann Osmundson, as Trustee of the Cleo Ann Osmundson Revocable Trust UTA June 11, 2003, as to an undivided one-half interest, Mark M. Osmundson (married to Jody Osmundson), as to an undivided one-fourth interest; and Scott E. Osmundson, as to an undivided one-fourth interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567336.

Easement Interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Cleo Ann Osmundson, as Trustee of the Cleo Ann Osmundson Revocable Trust UTA June 11, 2003, as to an undivided one-half interest; Scott E. Osmundson, as to an undivided one-fourth interest and Mark M. Osmundson (married to Jody Osmundson), as to an undivided one-fourth interest)

The South Half (S 1/2) of Section 29, Township 103 North, Range 15 West, Mower County, Minnesota, excepting therefrom the following described tract: Commencing at the Northwest corner of the Southwest Quarter of said Section 29; thence East along the North line of said Quarter Section a distance of 338 feet to the place of beginning, thence East along the North line of said Quarter Section a distance of 710 feet to the Northeast corner of the tract being described; thence South parallel with the West line of said Quarter Section a distance of 454 feet to the Southeast corner of the tract being described; thence West parallel to the North line of said Quarter Section a distance of 710 feet to the Southwest corner of the tract being described, thence North parallel to the West line of said Quarter Section a distance of 454 feet to the point of beginning.

PARCEL NO. 35 - Evan A. Holst; Survey No. 10-4 (NCS-295000G-61)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 18, 2008, by and between Evan A. Holst, a/k/a/ Evan Holst, and LuAnn Holst, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 18, 2008, recorded April 28, 2008, as Document No. 567406.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Evan A. Holst)

The North Half of the Northeast Quarter of Section 29, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 36 – This item has been intentionally deleted.

PARCEL NO. 37 - Arthur Mills Revocable Trust and Lucille B. Mills Revocable Trust; Survey No. 11-1 (NCS-295000G-58; Parcels 1 and 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 7, 2008, by and between James M. Fuller; Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992; and Lucille B. Mills and Arthur Mills, as Co-Trustees of the Lucille B. Mills Revocable Trust U/A dated March 6, 1992, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 7, 2008, recorded April 23, 2008, as Document No. 567282.
And
Easement created in Easement Agreement, dated April 7, 2008, by and between James M. Fuller; Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 7, 2008, recorded April 23, 2008, as Document No. 567284.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: James M. Fuller; Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992 and Lucille B. Mills and Arthur Mills as Co-Trustees of the Lucille B. Mills Revocable Trust U/A dated March 6, 1992, as to Parcel 1; James M. Fuller and Arthur Mills and Lucille B. Mills, as Co-Trustees of the Arthur Mills Revocable Trust U/A dated March 6, 1992, as to Parcel 2)
Parcel 1:
The North Half of Section 28, Township 103 North, Range 15 West, Mower County, Minnesota, EXCEPT the following:
The South Half of the Northeast Quarter of Section 28, Township 103 North, Range 15 West, Mower County, Minnesota,
and
Commencing at the Southwest corner of said Northwest Quarter, Section 28, Township 103 North, Range 15 West; thence North on the West line of said Section 28 a distance of 393 feet to the point of beginning; thence North on said West line of said Section 28 a distance of 414 feet; thence East a distance of 530 feet; thence South parallel with the West line of said Section 28 a distance of 414 feet; thence West a distance of 530 feet to the place of beginning.

Parcel 2:
The South Half of the Northeast Quarter of Section 28, Township 103 North, Range 15 West, Mower County, Minnesota, Excepting therefrom the following described parcel: That part of the Southeast Quarter of the Northeast Quarter of Section 28, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Southeast corner of the Northeast Quarter of said Section 28; thence North 00 degrees 00 minutes 00 seconds East, assumed bearing, 365.00 feet along the East line of Section 28 to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West 715.00 feet; thence North 00 degrees 00 minutes 00 seconds East 440.00 feet; thence South 90 degrees 00 minutes 00 seconds East 715.00 feet to the East line of Section 28; thence South 00 degrees 00 minutes 00 seconds West 440.00 feet along the East line of Section 28 to the point of beginning.

PARCEL NO. 38 - Peter A. Tangren Revocable Trust; Survey No. 11-2 (NCS-295000G-59)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 26, 2008, by and between Peter A. Tangren as Trustee of the Peter A. Tangren Revocable Trust Dated January 14, 2003, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 26, 2008, recorded April 15, 2008, as Document No. 567053.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Peter A. Tangren as Trustee of the Peter A. Tangren Revocable Trust Dated January 14, 2003)

The South Half (S1/2) of Section Twenty-Eight (28), Township One Hundred Three (103) North, Range Fifteen (15) West of the 5th P.M., Mower County, Minnesota.

PARCEL NO. 39 – This item has been intentionally deleted.

PARCEL NO. 40 - Gladys Holst; Survey No. 12-1 (NCS-295000G-49)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 18, 2008, by and between Gladys Holst, a single person, Contract Seller; Evan A. Holst, a/k/a/ Evan Holst, and LuAnn Holst, husband and wife, Contract Purchasers; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 18, 2008, recorded April 28, 2008, as Document No. 567407.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Gladys Holst)

The North Half of the Southwest Quarter of Section 21, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 41 - Evan A. Holst; Survey No. 12-2 (NCS-295000G-50)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 18, 2008, by and between Evan A. Holst, a/k/a/ Evan Holst, and LuAnn Holst, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 18, 2008, recorded April 28, 2008, as Document No. 567406.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082. ·

(Title to the fee simple estate is vested as follows: Evan A. Holst)

The South Half of the Southwest Quarter of Section 21, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 42 - Ernest LeRoy Baldus and Theresa Rose Baldus; Survey No. 12-3 (NCS-295000G-46)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 16, 2008, by and between Ernest LeRoy Baldus and Theresa Rose Baldus, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 16, 2008, recorded April 28, 2008, as Document No. 567408.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Ernest LeRoy Baldus and Theresa Rose Baldus).

The Northwest Quarter of Section 21, Township 103 North, Range 15 West, Mower County, Minnesota; Excepting therefrom the abandoned railroad right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, running through, across and/or adjoining the Southwest Quarter of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter of Section 21.

PARCEL NO. 43 - Vernon Hoffman and Margaret Hoffman; Survey No. 13-1 (NCS-295000G-43)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 27, 2008, by and between Vernon Hoffman and Margaret Hoffman, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 27, 2008, recorded April 9, 2008, as Document No. 566914.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Vernon Hoffman and Margaret Hoffman)

The North Half of the South Half of Section 20, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 44 - Evan Holst; Survey No. 13-2 (NCS-295000G-45)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 18, 2008, by and between Evan A. Holst, a/k/a/ Evan Holst, and LuAnn Holst, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 18, 2008, recorded April 28, 2008, as Document No. 567406.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Evan Holst)

The South Half of the Southeast Quarter of Section 20, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 45 - Jeanette B. Curley, as to an undivided 3/4 interest and Jane E. Curley, as to an undivided 1/4 interest; Survey No. 13-3 (NCS-295000G-44)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Jeanette B. Curley, individually and as a single person and surviving widow of Wayne F. Curley, and as the Personal Representative of the Estate of Wayne F. Curley, as owner of an undivided 3/4 interest and Jane E. Curley, a single person, as owner of an undivided 1/4 interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567322.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Jeanette B. Curley, as to an undivided 3/4 interest and Jane E. Curley, as to an undivided 1/4 interest)

The South Half of the Southwest Quarter of Section 20, Township 103, Range 15, Mower County, Minnesota.

PARCEL NO. 46 - Leon J. Holst; Survey No. 13-4 (NCS-295000G-40; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 16, 2008, by and between Leon J. Holst, married to Shirley Holst, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 16, 2008, recorded April 28, 2008, as Document No. 567405.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Leon J. Holst)

The West Half of the Northwest Quarter, except the railroad right of way and all that portion of the East Half of the Northwest Quarter which lies North of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, all in Section 20, Township 103 North, Range 15 West, Mower County, Minnesota; Except the following described premises:
Commencing at the Southwest corner of the Northwest Quarter of Section 20, Township 103 North, Range 15 West, Mower County, Minnesota; thence North on the West line of said Section 20 a distance of 1,000 feet to the place of beginning of the tract to be described; thence deflecting East 90 degrees 00 minutes a distance of 329.7 feet; thence North parallel with the West line of said Section 20 a distance of 1,051.75 feet to the South right of way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad; thence Northwesterly on the South right of way line of said railroad 334.46 feet to the West line of the Northwest Quarter of Section 20; thence South a distance of 1,108 feet to the place of beginning.

PARCEL NO. 47 - Helen M. Thaden, and the Harold E. Thaden Trust; Survey No. 13-5 (NCS-295000G-42)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 28, 2008, by and between Helen M. Thaden, a single person, an undivided 1/2 interest; Dennis N. Thaden and Beth A. Andersland, trustees of the trust established under the last will and testament of Harold E. Thaden dated December 13, 1982 and codicil thereto dated November 7, 2000, an undivided 1/2 interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 28, 2008, recorded April 14, 2008, as Document No. 567009.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Helen M. Thaden, and Dennis N. Thaden and Beth A. Andersland, trustees of the trust established under the last will and testament of Harold E. Thaden dated December 13, 1982 and codicil thereto dated November 7, 2000)

That part of the Northeast Quarter (NEl/4) of Section Twenty (20), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota, lying North of the present railroad right-of-way.

PARCEL NO. 48 - Gladys Holst; Survey No. 13-6 (NCS-295000G-41)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 18, 2008, by and between Gladys Holst, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 18, 2008, recorded May 1, 2008, as Document No. 567503.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Gladys Holst)

All that part of the East Half of the Northwest Quarter lying South of the former Chicago, Milwaukee, St. Paul & Pacific Railroad right-of-way, and all that part of the Northeast Quarter lying South of the former Chicago, Milwaukee, St. Paul & Pacific Railroad right-of-way; all in Section 20, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 49 - Judith Ann Patten and David Patten; Survey No. 14-1 (NCS-295000G-38; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 26, 2008, by and between Judith Ann Patten and David H. Patten, wife and husband, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 26, 2008, recorded April 9, 2008, as Document No. 566909.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Judith Ann Patten and David Patten)

The Southwest Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota; Except: Beginning at the Northwest corner of said Southwest Quarter marked by a chiseled cross in concrete pavement, thence Easterly along the mid-section line 460.00 feet; thence deflecting 89 degrees 59 minutes to the right, 475.00 feet; thence deflecting 90 degrees 01 minutes to the right, 460.00 feet to the West line of said Southwest Quarter; thence deflecting 89 degrees 59 minutes to the right, along the West line of said Southwest Quarter, 475 feet to the point of beginning and there terminating;
And further excepting therefrom: Commencing at the Northwest corner of said Southwest Quarter of Section 19; thence Southerly along the West line of said Southwest Quarter 475.00 feet to the point of beginning; thence Easterly deflecting 89 degrees 59 minutes to the left 460.00 feet; thence deflecting 89 degrees 59 minutes to the right 565.00 feet; thence Westerly deflecting 90 degrees 01 minutes to the right 460.00 feet to the West line of said Southwest Quarter; thence Northerly deflecting 89 degrees 59 minutes to the right 565.00 feet to the point of beginning.

PARCEL NO. 50 - Jack L. Smith, Evelyn A. Smith, Linda Miller, Barry Smith and Roger Smith; Survey No. 14-2 (NCS-295000G-39)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 8, 2008, by and between Jack L. Smith and Evelyn A. Smith, husband and wife, Linda Miller, Barry Smith and Roger Smith, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 8, 2008, recorded April 23, 2008, as Document No. 567279.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Jack L. Smith, Evelyn A. Smith, Linda Miller, Barry Smith and Roger Smith)

The Southeast Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 51- Angela G. DeCook; Survey No. 14-3 (NCS-295000G-37; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 7, 2008, by and between Angela G. Decook and Jessup Decook, wife and husband, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 7, 2008, recorded March 25, 2008, as Document No. 566505, and corrected in Document No. 566708, recorded April 2, 2008.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Angela G. DeCook)

The Northeast Quarter of Section 19, Township 103 North, Range 15 West, excepting therefrom the right of way of the Chicago, Milwaukee, St. Paul & Pacific Railroad Company, Mower County, Minnesota;

AND

All of the abandoned railroad right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company running through the Northeast Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota;

Excepting Therefrom:
A tract of land in the Northeast Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of said Northeast Quarter of Section 19; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1322.00 feet along the South line of said Northeast Quarter to the point of beginning; thence North 01 degrees 40 minutes 00 seconds West 1200.00 feet; thence North 90 degrees 00 minutes 00 seconds West 403.00 feet; thence South 01 degrees 40 minutes 00 seconds East 1200.00 feet to said South line of the Northeast Quarter; thence South 90 degrees 00 minutes 00 seconds East 403.00 feet to the point of beginning.

PARCEL NO. 52 - Earl Hamilton and Ruth Hamilton; Survey No. 14-4 (NCS-295000G-36; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl Hamilton and Ruth Hamilton, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567046.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to

Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082. ·

(Title to the fee simple estate is vested as follows: Earl Hamilton and Ruth Hamilton)

The Northwest Quarter (NWl/4) of Section Nineteen (19), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota, excepting therefrom the following described tract: Commencing at the Southwest corner of said Northwest Quarter of Section 19; thence East along the South line of said Northwest Quarter 700.00 feet to the point of beginning; thence North perpendicular to said South line 790.00 feet; thence East parallel to said South line 580.00 feet; thence South perpendicular to said South line 790.00 feet to the South line of said Northwest Quarter; thence West along said South line 580.00 feet to the point of beginning.
Excepting therefrom:
A tract of land in the Northwest Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota, described as following:
Commencing at the Southwest corner of said Northwest Quarter of Section 19; thence East along the South line of said Northwest Quarter 700.00 feet to the point of beginning; thence North perpendicular to said South line 790.00 feet; thence East parallel to said South line 42.00 feet; thence South perpendicular to said South line 790.00 feet to the South line of said Northwest Quarter; thence West along said South line 42.00 feet to the point of beginning.

PARCEL NO. 53 – This item has been intentionally deleted.

PARCEL NO. 54 – This item has been intentionally deleted.

PARCEL NO. 55 - Joey Pratt and Darlene Pratt; Survey No. 14-7 (NCS-295000G-36; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Joey Pratt and Darlene Pratt, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567323.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Joey Pratt and Darlene Pratt)

A tract of land in the Northwest Quarter (NWl/4) of Section Nineteen (19), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota, described as follows:
Commencing at the Southwest corner of said Northwest Quarter of Section 19; thence East along the South line of said Northwest Quarter 700.00 feet to the point of beginning; thence North perpendicular 125 feet to said South line 790.00 feet; thence East parallel to said south line 580.00 feet; thence South perpendicular to said South line 790.00 feet to the South line of said Northwest Quarter; thence West along said South line 580.00 feet to the point of beginning.

Excepting Therefrom:
A tract of land in the Northwest Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Southwest corner of said Northwest Quarter of Section 19; thence East along the South line of said Northwest Quarter 700.00 feet to the point of beginning; thence North perpendicular to said South line 790.00 feet; thence East parallel to said South line 42.00 feet; thence South perpendicular to said South line 790.00 feet to the South line of said Northwest Quarter; thence West along said South line 42.00 feet to the point of beginning.

PARCEL NO. 56 - Francis Gerald Baudoin and Diane Marie Baudoin; Survey No. 14-8 (NCS-295000G-37; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Francis Gerald Baudoin and Diane Marie Baudoin, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567055.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Francis Gerald Baudoin and Diane Marie Baudoin)

A tract of land in the Northeast Quarter of Section 19, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of said Northeast Quarter of Section 19; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1322.00 feet along the South line of said Northeast Quarter to the point of beginning; thence North 01 degrees 40 minutes 00 seconds West 1200.00 feet; thence North 90 degrees 00 minutes 00 seconds West 403.00 feet; thence South 01 degrees 40 minutes 00 seconds East 1200.00 feet to said South line of the Northeast Quarter; thence South 90 degrees 00 minutes 00 seconds East 403.00 feet to the point of beginning.

PARCEL NO. 57 - Judith Ann Patten; Survey No. 15-1 (NCS-295000D-10; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 26, 2008, by and between Judith Ann Patten and David H. Patten, wife and husband, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 26, 2008, recorded April 9, 2008, as Document No. 566909.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Judith Ann Patten).

The Southeast Quarter of Section 24, Township 103 North, Range 16 West excepting therefrom the following described tracts:
The East 1540 feet of the North 360 feet of the Southeast Quarter of Section 24, Township 103 North, Range 16 West, Mower County, Minnesota; and
That portion of the above described property previously taken for highway purposes as recorded in Book 272 of Deeds, pages 406 and 407, in the office of the County Recorder, Mower County, Minnesota.

PARCEL NO. 58 – This item has been intentionally deleted.

PARCEL NO. 59- Earl V. Hamilton Revocable Trust, Ruth Hamilton Revocable Trust, Earl Hamilton and Ruth Hamilton; Survey No. 16-1 (NCS-295000G-33, 35 & 36)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest and Ruth Hamilton and Earl V. Hamilton, as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one-half interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567042;
And
Easement created in Easement Agreement, dated March 31, 2008, by and between Earl Hamilton and Ruth Hamilton, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 31, 2008, recorded April 15, 2008, as Document No. 567046.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Earl V. Hamilton and Ruth Hamilton as Trustees of the Earl V. Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half (1/2) interest, and Ruth Hamilton and Earl V. Hamilton as Trustees of the Ruth Hamilton Revocable Trust dated January 5, 2005, as to an undivided one half (1/2) interest as to Parcels 1 and 2; NCS-295000G-35 and as to NCS-295000G-33; and Earl Hamilton and Ruth Hamilton as to Parcel 1; NCS-295000G-36)

The Southeast Quarter of Section 18, Township 103 North, Range 15 West, Mower County, Minnesota.
And
All that part of the Southwest Fractional Quarter of Section 18, lying East of Interstate Highway 90 and North of the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, in Township 103 North, Range 15 West, Mower County, Minnesota.
And
That part of the Southwest Quarter of Section 18, Township 103 North, Range 15 West, Mower County, Minnesota, lying South of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, and lying East of the right of way of Interstate 90.

And
The Right-of-Way of the Abandoned Line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, in, over and across the following described real estate: Township 103 North, Range 15 West, Section 18: That part of the South Half of the Southwest Quarter lying Easterly of Interstate Highway 90.
And
That part of the Northwest Quarter of Section 18, Township 103 North, Range 15 West, Mower County, Minnesota, lying Easterly and Southerly of Interstate Highway 90.

PARCEL NO. 60 - Robert E. Miller Revocable Family Trust and the Arlene C. Miller Revocable Family Trust; Survey No. 16-2 (NCS-295000G-34)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 10, 2008, by and between Colleen Tebay and Donald Tebay as co-trustees of the Robert E. Miller Revocable Family Trust dated August 18, 1998, an undivided 1/2 interest; Colleen Tebay and Donald Tebay as co-trustees of the Arlene C. Miller Revocable Family Trust dated August 18, 1998, an undivided 1/2 interest; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 10, 2008, recorded April 28, 2008, as Document No. 567404.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Robert E. Miller and Colleen Tebay as Trustees of the Robert E. Miller Revocable Family Trust dated August 18, 1998, and Robert E. Miller and Colleen Tebay as Trustees of the Arlene C. Miller Revocable Family Trust dated August 18, 1998)

The Northeast Quarter (NEl/4) of Section Eighteen (18), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota; Except that portion set out in Final Certificate recorded September 14, 1967, in Book 272 of Deed Records, page 392.

PARCEL NO. 61 - Helen M. Thaden, and the Harold E. Thaden Trust; Survey No. 17-1 (NCS-295000G-29)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 28, 2008, by and between Helen M. Thaden, a single person, an undivided 1/2 interest; Dennis N. Thaden and Beth A. Andersland, trustees of the trust established under the last will and testament of Harold E. Thaden dated December 13, 1982 and codicil thereto dated November 7, 2000, an undivided 1/2 interest, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 28, 2008, recorded April 14, 2008, as Document No. 567009.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to

Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Helen M. Thaden, and Dennis N. Thaden and Beth A. Andersland, trustees of the trust established under the last will and testament of Harold E. Thaden dated December 13, 1982 and codicil thereto dated November 7, 2000)

The West One-Half (W 1/2), the Southeast Quarter (SE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section 17, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 62 - Clarence J, Gehling Trust; Survey No. 17-2 (NCS-295000G-30)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 4, 2008, by and between Ronald J. Gehling as successor trustee of the Revocable Trust Agreement of Clarence J. Gehling dated August 7, 2001, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 4, 2008, recorded April 18, 2008, as Document No. 567163.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Ronald J. Gehling as successor trustee of the Revocable Trust Agreement of Clarence J. Gehling dated August 7, 2001)

The Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of Section 17, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 63 – This item has been intentionally deleted.

PARCEL NO. 64 - Robert M. Stier, Martin F. Stier and Julie M. Stier a/k/a Julie L. Stier; Survey No. 18-1 (NCS-295000G-23)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 4, 2008, by and between Robert M. Stier, a single person, Martin F. Stier, a/k/a Martin Steir, and Julie M. Stier a/k/a Julie L. Stier, a/k/a Julie Stier, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 4, 2008, recorded April 18, 2008, as Document No. 567164.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to

Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Robert M. Stier, Martin F. Stier and Julie M. Stier a/k/a Julie L. Stier, as joint tenants)

The Southwest Quarter (SW 1/4) of Section 9, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 65 - Richard W. Jacobson; Survey No. 18-2 (NCS-295000G-24; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 27, 2008, by and between Richard W. Jacobson, a single person, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 27, 2008, recorded April 9, 2008, as Document No. 566907.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Richard W. Jacobson)

The East Half (E 1/2) of Section 9, Township 103 North, Range 15 West, Mower County, Minnesota; except a tract of land in the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of said Section 9, described as follows: Beginning at the Southeast corner of said Section 9; thence West 1305.00 feet along the South line of said Section 9; thence North 90 degrees 00 minutes 00 seconds angle Left 220.00 feet; thence East 90 degrees 00 minutes 00 seconds angle Left 40.00 feet; thence North 90 degrees 00 minutes 00 seconds angle Right 160.00 feet; thence East 90 degrees 00 minutes 00 seconds angle Left 1271.99 feet to the East line of said Section 9; thence South 88 degrees 56 minutes 48 seconds angle Left 380.06 feet along said East line to the point of beginning.

PARCEL NO. 66 - Mark Jacobson and Tracy Jacobson; Survey No. 18-3 (NCS-295000G-24; Parcel 2)
The interest insured by this policy is:
Easement created in Easement Agreement, dated March 4, 2008, by and between Mark A. Jacobson, a/k/a/ Mark Jacobson, and Tracy J. Jacobson, a/k/a Tracy Jacobson, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 4, 2008, recorded March 25, 2008, as Document No. 566504.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Mark Jacobson and Tracy Jacobson)

A tract of land in the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section 9, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Beginning at the Southeast corner of said Section 9; thence West 1305.00 feet along the South line of said Section 9; thence North 90 degrees 00 minutes 00 seconds angle Left 220.00 feet; thence East 90 degrees 00 minutes 00 seconds angle Left 40.00 feet; thence North 90 degrees 00 minutes 00 seconds angle Right 160.00 feet; thence East 90 degrees 00 minutes 00 seconds angle Left 1271.99 feet to the East line of said Section 9; thence South 88 degrees 56 minutes 48 seconds angle Left 380.06 feet along said East line to the point of beginning.

PARCEL NO. 67 - Paul J. Merz; Survey No. 19-1 (NCS-295000G-18; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 1, 2008, by and between Paul J. Merz (married to Rosa Marie Merz), and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 1, 2008, recorded April 15, 2008, as Document No. 567039.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Paul J. Merz (married to Rosa Marie Merz)

The West Half of the Southwest Quarter (W 1/2 of SW 1/4) and the South Half of the Northwest Quarter (S 1/2 of NW 1/4) lying South and East of Interstate Highway 90, all in Section 8, Township 103 North, Range 15 West, excepting that part heretofore take for public roads, including Interstate 90, also except: Commencing at the Southwest corner of Section 8; running thence due North along the West line thereof for a distance of 369.4 feet to the point of beginning; thence North 88 degrees 40 minutes East 500 feet; thence due North 435.6 feet; thence South 88 degrees 40 minutes West 500.00 feet to a point on the West line of said Section 8; thence South 435.6 feet to the point of beginning.

PARCEL NO. 68 - Clarence J. Gehling Trust; Survey No. 19-2 (NCS-295000G-19; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 4, 2008, by and between Ronald J. Gehling as successor trustee of the Revocable Trust Agreement of Clarence J, Gehling dated August 7, 2001, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 4, 2008, recorded April 18, 2008, as Document No. 567163.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Ronald J. Gehling as successor trustee of the Revocable Trust Agreement of Clarence J. Gehling dated August 7, 2001)

The East Half of the Southwest Quarter (E 1/2 of SW 1/4) of Section 8, Township 103, Range 15, Mower County, Minnesota, except the West 374 feet, East 718 feet, South 281 feet; and except all that part of the Southwest Quarter of Section 8, Township 103 North, Range 15 West, described as follows: Commencing at the Southeast corner of the Southwest Quarter of said Section 8; thence North 90 degrees 00 minutes 00 seconds West a distance of 344.23 feet, on an assumed bearing on the South line of said Southwest Quarter, thence North 00 degrees 00 minutes 00 seconds West a distance of 281.35 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 373.77 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 281.35 feet, to a point on the South line of the said Southwest Quarter; thence South 90 degrees 00 minutes 00 seconds East a distance of 373.77, on the South line of said Southwest Quarter.

PARCEL NO. 69 - Merz Farms Limited Partnership; Survey No. 19-3 (NCS-295000G-21; Parcels 1 and 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 1, 2008, by and between Merz Farms Limited Partnership, a Minnesota limited partnership, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 1, 2008, recorded April 15, 2008, as Document No. 567038.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Merz Farms Limited Partnership, a Minnesota limited partnership)

The Southeast Quarter (SE 1/4) of Section 8, Township 103 North, Range 15 West, Mower County, Minnesota, except that part of the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section 8 described as follows: the East 775 feet of the South 410 feet of said quarter-quarter.
And
The South Half of the Northeast Quarter (S 1/2 of NE 1/4) of Section 8, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 70 - Wapsipinicon Power Partners, LLC; Survey No. 19-4 (NCS-295000G94A)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 27, 2008, by and between Wapsipinicon Power Partners, LLC, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 27, 2008, recorded April 3, 2008, as Document No. 566769.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No.

568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Wapsipinicon Power Partners, LLC)

The Southwest Quarter (SWl/4) of the Northwest Quarter (NWl/4) lying West of Interstate Highway 90 in Section Eight (8), Township One Hundred Three (103) North, Range Fifteen (15) West of the 5th P.M., Mower County, Minnesota.

PARCEL NO. 71 - Ryan M. Gehling and Shannon M. Gehling; Survey No. 19-5 (NCS- 295000G-19; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 8, 2008, by and between Ryan M. Gehling and Shannon M. Gehling, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 8, 2008, recorded April 23, 2008, as Document No. 567276.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Ryan M. Gehling and Shannon M. Gehling, as joint tenants)

All that part of the Southwest Quarter of Section 8, Township 103 North, Range 15 West, described as follows: Commencing at the Southeast corner of the Southwest Quarter of said Section 8; thence North 90 degrees 00 minutes 00 seconds West a distance of 344.23 feet, on an assumed bearing on the South line of said Southwest Quarter, thence North 00 degrees 00 minutes 00 seconds West a distance of 281.35 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 373.77 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 281.35 feet, to a point on the South line of the said Southwest Quarter; thence South 90 degrees 00 minutes 00 seconds East a distance of 373.77, on the South line of said Southwest Quarter.

PARCEL NO. 72 – This item has been intentionally deleted.

PARCEL NO. 73 – This item has been intentionally deleted.

PARCEL NO. 74 – This item has been intentionally deleted.

PARCEL NO. 75 -Dean Hiscocks; Survey No. 19-9 (NCS-295000G-21; Parcel 3)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 2, 2008, by and between Dean Hiscocks and Marie A. Hiscocks, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 2, 2008, recorded April 18, 2008, as Document No. 567161.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Dean Hiscocks (married to Marie A. Hiscocks)

The Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section 8, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: the East 775 feet of the South 410 feet of said quarter-quarter.

PARCEL NO. 76- Bernhard Farms, Inc., an Iowa corporation; Survey No. 20-1 (NCS-295000G-17; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 8, 2008, by and between Bernhard Farms, Inc., an Iowa corporation, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 8, 2008, recorded April 23, 2008, as Document No. 567277; and as corrected in Document 567707, recorded May 12, 2008.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Bernhard Farms, Inc., an Iowa corporation)

That portion of the Southeast Quarter (SE 1/4) of Section 7, Township 103 North, Range 15 West, Mower County, Minnesota, lying South and East of the center line of the right-of-way of Interstate Highway 90, EXCEPT the following described land, to-wit: That part of the South Half of the Southeast Quarter (S 1/2 of SE 1/4) of Section 7, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Southeast corner of said South Half of the Southeast Quarter; thence on an assumed bearing of West, along the south line of said South Half of the Southeast Quarter, 1221.90 feet to the point of beginning of the land to be described; thence on a bearing of North 506.00 feet; thence North 65 degrees 28 minutes 30 seconds West, 420.36 feet to the southeasterly line of U.S. Interstate Highway 90; thence southwesterly along said southeasterly line of U.S. Interstate Highway 90 a distance of 525.74 feet along the arc of a non-tangential curve, concave southeasterly, having a radius of 7539.44 feet, a central angle of 03 degrees 59 minutes 43 seconds, a chord bearing of South 26 degrees 49 minutes 24 seconds West, and a chord distance of 525.63 feet, to a boundary corner on the former easterly line of

U.S. Interstate Highway 90; thence South 32 degrees 42 minutes 49 seconds East, along said former easterly line of U.S. Interstate Highway 90, a distance of 162.14 feet to a boundary corner on said former easterly line of U.S. Interstate Highway 90; thence on a bearing of East, along said former easterly line of U.S. Interstate Highway 90, a distance of 505.83 feet to a boundary corner on said former easterly line of U.S. Interstate Highway 90; thence on a bearing of South, along said former easterly line of U.S. Interstate Highway 90, a distance of 75.00 feet to the south line of the South Half of the Southeast Quarter; thence on a bearing of East, along said south line of the South Half of the Southeast Quarter 26.16 feet to the point of beginning.

PARCEL NO. 77 – This item has been intentionally deleted.

PARCEL NO. 78 -Herman H. Frank and H. Margery Frank Revocable Living Trust; Survey No. 20-3 (NCS-295000G-16)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 7, 2008, by and between Herman H. Frank and H. Margery Frank, as Trustees of the Herman H. Frank Revocable Living Trust dated June 22, 2006, as to an undivided 1/2 interest; and H. Margery Frank and Herman H. Frank, as Trustees of the H. Margery Frank Revocable Living Trust dated June 22, 2006, as to an undivided 1/2 interest; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 7, 2008, recorded April 18, 2008, as Document No. 567158.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Herman H. Frank and H. Margery Frank Revocable Living Trust)

That portion of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota, lying North and West of the right-of-way of Interstate Highway No. 90, Excepting the following described parcel of land: All that part of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103) North, Range Fifteen (15) West, Mower County, Minnesota, lying Northwesterly of Trunk Highway No. 90 as now located and established; which lies Southeasterly of a line run parallel with and distant 100 feet Northwesterly of the following described line: From a point on the East line of said Section 7 distant 2413.25 feet South of the Northeast corner thereof; run Southwesterly at an angle of 44 degrees 46 minutes 30 seconds with said East section line for 361.16 feet; thence deflect to the right at an angle of 90 degrees for 217 feet; thence deflect to the left at an angle of 90 degrees for 835.49 feet; thence deflect to the left on a ten chord spiral curve of decreasing radius (spiral angle 1 degree 07 minutes 30 seconds) for 152.52 feet; thence deflect to the left on a 1 degree 26 minutes 58.3 seconds circular curve (delta angle 18 degrees 39 minutes 45 seconds) having length of 1287.49 feet for 276.95 feet to the point of beginning of the line to be described; thence continue Southwesterly on said 1 degree 26 minutes 58.3 curve for 1010.54 feet; thence deflect to the left on a ten chord spiral curve of increasing radius (spiral angle 1 degree 07 minutes 30 seconds) for 152.52 feet; thence on tangent to said curve for 9.58 feet; thence deflect to the right on an 8 degree 00 minutes curve (delta angle 28 degrees 30 minutes) for 356.25 feet; thence on tangent to said curve for 1.11 feet and there terminating.

PARCEL NO. 79 - Rudolph H. Jech; Survey No. 22-2 (NCS-295000D-26)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 24, 2008, by and between Rudolph H. Jech and Dolores M. Jech, husband and wife; and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 24, 2008, recorded May 6, 2008, as Document No. 567607.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Rudolph H. Jech)

All that part of the Southwest Quarter of Section 35, Township 103 North, Range 16 West, Mower County, Minnesota, lying North and East of the railroad right of way;
And
All that part of the Southeast Quarter of Section 35, Township 103 North, Range 16 West, Mower County, Minnesota, lying North and East of the railroad right of way.

PARCEL NO. 80 – This item has been intentionally deleted.

PARCEL NO. 81 – This item has been intentionally deleted.

PARCEL NO. 82 - Kenneth E. Binkley and Barbara A. Binkley Revocable Trust; Survey No. 26-1 (NCS-295000G-90; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Kenneth E. Binkley and Barbara A. Binkley, as Trustees of the Kenneth E. Binkley Revocable Trust dated November 12, 2004 and Barbara A. Binkley and Kenneth E. Binkley, as Trustees Barbara A. Binkley Revocable Trust dated November 12, 2004, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 24, 2008, as Document No. 567333.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Kenneth E. Binkley and Barbara A. Binkley Revocable Trust)

The Southwest Quarter of Section 10, Township 103 North, Range 15 West, Mower County, Minnesota, excepting therefrom the following portion:
Beginning at a point on the West line of the Southwest Quarter of Section 10, Township 103 North, Range 15 West, which point is 782.77 feet South of the Northwest corner thereof; thence South 676.00 feet on the West line of said quarter section; thence East 467.48 feet, at a right angle; thence North 676.00 feet, at a right angle; thence West 467.48 feet, at a right angle, to the point of beginning; being part of the West Half of the Southwest Quarter of Section 10, Township 103 North, Range 15 West, Mower County, Minnesota.

PARCEL NO. 83 – This item has been intentionally deleted.

PARCEL NO. 84 -Todd S. Crumb and Crystal M. Gomer; Survey No. 13-7 (NCS-295000G-40; Parcel 2)

The interest insured by this policy is:
Easement created in Easement Agreement, dated March 20, 2008, by and between Todd S. Crumb and Crystal M. Crumb, fka Crystal M. Gomer, husband and wife, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated March 20, 2008, recorded April 9, 2008, as Document No. 566908.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Todd S. Crumb and Crystal M. Gomer)

Commencing at the Southwest corner of the Northwest Quarter of Section 20, Township 103 North, Range 15 West, Mower County, Minnesota; thence North on the West line of said Section 20 a distance of 1,000 feet to the place of beginning of the tract to be described; thence deflecting East 90 degrees 00 minutes a distance of 329.7 feet; thence North parallel with the West line of said Section 20 a distance of 1,051.75 feet to the South right of way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad; thence Northwesterly on the South right of way line of said railroad 334.46 feet to the West line of the Northwest Quarter of Section 20; thence South a distance of 1,108 feet to the place of beginning.

PARCEL NO. 85 - Gregory T. Bernhard, Gary E. Bernhard, Guy R. Bernhard and William L. Bernhard; Survey No. 16-3 (NCS-295000G-97; Parcel 1)

The interest insured by this policy is:
Easement created in Easement Agreement, dated April 11, 2008, by and between Gregory T. Bernhard, Gary E. Bernhard, Guy R. Bernhard and William L. Bernhard, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated April 11, 2008, recorded April 28, 2008, as Document No. 567409.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Gregory T. Bernhard, Gary E. Bernhard, Guy R. Bernhard and William L. Bernhard)

All that part of the Southwest Quarter of Section 18, lying West of 1-90 and the North of Chicago, Milwaukee, St. Paul & Pacific Railroad, Township 103 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota, excepting therefrom the following described property: All that part of the Southwest Quarter of Section 18, Township 103 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota, described as follows: Commencing at the Southwest corner of the Southwest Quarter of said Section 18; thence North 00 degrees 01 minutes 38 seconds East a distance of 364.62 feet, on an assumed bearing on the West line of said Southwest Quarter, to a point on the Northwesterly right-of-way line of Interstate Highway No. 90, which is the point of beginning; thence North 23 degrees 40 minutes 09 seconds East a distance of 97.87 feet, to a corner of said Interstate Highway No. 90; thence Northeasterly a distance of 812.45 feet, on a nontangential curve concave to the Northwest with a central angle of 06 degrees 17 minutes 44 seconds, a radius of 7394.11 feet and a chord bearing of North 43 degrees 07 minutes 13 seconds East, on the Northwesterly right-of-way of said Interstate Highway No. 90; thence North 86 degrees 37 minutes 41 seconds West a distance of 595.04 feet, to a point on the West line of said Southwest Quarter; thence South 00 degrees 01 minutes 38 seconds West a distance of 717.36 feet, on the West line of said Southwest Quarter, to the point of beginning.

PARCEL NO. 86 – This item has been intentionally deleted.

PARCEL NO. 87 – This item has been intentionally deleted.

PARCEL NO. 88 – This item has been intentionally deleted.

PARCEL NO. 89 - Kenneth E. Binkley and Barbara A. Binkley Trusts; Survey No. 9-6 (NCS-295000G-64; Parcels 1 and 3)

The interest insured by this policy is:
Easement created in Easement Agreement, dated May 2, 2008, by and between Kenneth E. Binkley and Barbara A. Binkley, as Trustees of the Kenneth E. Binkley Revocable Trust dated November 12, 2004, and Barbara A. Binkley and Kenneth E. Binkley, as Trustees of the Barbara A. Binkley Revocable Trust dated November 12, 2004, and Power Partners Midwest, LLC, as evidenced by the Memorandum of Easement Agreement dated May 2, 2008, recorded May 23, 2008, as Document No. 568065.

Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts)

dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Kenneth E. Binkley and Barbara A. Binkley, as Trustees of the Kenneth E. Binkley Revocable Trust dated November 12, 2004, and Barbara A. Binkley and Kenneth E. Binkley, as Trustees of the Barbara A. Binkley Revocable Trust dated November 12, 2004.)

The Northwest Quarter of Section 30, Township 103 North, Range 15 West, Mower County, Minnesota, Except the following described premises: That part of the Northwest Quarter of Section 30, Township 103, Range 15, Mower County, Minnesota, described as follows: Beginning at a point on the South line of said Northwest Quarter of Section 30, which is Easterly of the Southwest corner of said Northwest Quarter a distance of 1024.95 feet (for the purposes of this description the bearing of said South line is assumed North 90 degrees 00 minutes 00 seconds East); thence continuing along said South line North 90 degrees 00 minutes 00 seconds East 461.79 feet; thence North O degrees 00 minutes 00 seconds East, 512.15 feet; thence South 90 degrees 00 minutes 00 seconds West, parallel with the South line of said Northwest· Quarter, 388.74 feet; thence South 8 degrees 07 minutes 00 seconds West 517.33 feet to the point of beginning.

And

The Southwest Quarter of Section 30, Township 103 North, Range 15 West, Mower County, Minnesota, Except the following described premises: That part of the Northwest Quarter of the Southwest Quarter of Section 30, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Northwest corner of the Northwest Quarter of the Southwest Quarter of Section 30; thence North 90 degrees 00 minutes 00 seconds East assumed bearing, along the North line of said Southwest Quarter, 1106.34 feet to the point of beginning of the tract to be described; thence South 02 degrees 56 minutes 00 seconds East 472.43 feet; thence South 85 degrees 53 minutes 41 seconds West 230.30 feet; thence South 00 degrees 40 minutes 07 seconds East 431.32 feet; thence North 85 degrees 04 minutes 08 seconds East 153.79 feet; thence South 04 degrees 05 minutes 15 seconds East 35.47 feet; thence North 89 degrees 59 minutes 51 seconds East 135.74 feet; thence North 00 degrees 53 minutes 34 seconds West 75.46 feet; thence North 89 degrees 40 minutes 56 seconds East 99.94 feet; thence North 01 degrees 11 minutes 36 seconds West 258.97 feet; thence South 87 degrees 42 minutes 25 seconds West 101.42 feet; thence North 02 degrees 56 minutes 00 seconds West 611.68 feet to the North line of said Southwest Quarter; thence South 90 degrees 00 minutes 00 seconds West 51.72 feet along the North line of the said Southwest Quarter to the point of beginning.

II.	PROPERTIES IN THE STATE OF SOUTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Turner, to wit:

Turkey Ridge Communications Tower

A parcel of land situated in the Southwest Quarter of the Southwest Quarter (SW ¼ SW ¼), Section Five (5), Township Ninety-Seven (97) North, Range Fifty-Five (55) West, 5th Principal Meridian, more particularly described as follows: Beginning at a point on the West line of Section Five (5), Township Ninety-Seven (97) North, Range Fifty-Five (55) West, 5th Principal Meridian, Nine Hundred Forty-five (945) feet Northerly from the Southwest corner of said Section Five (5); thence continuing along the West line of said Section Five (5), Three Hundred Sixteen (316) feet; thence East Three Hundred Ten (310) feet; thence South Three Hundred Sixteen (316) feet; thence West Three Hundred Ten (310) feet to the point of beginning.

TRANSMISSION LINES OF THE COMPANY

The electric transmission lines of the Company, including towers, poles, pole lines, wires, switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property of public street or highway within as well as without the corporate limits or any municipal corporation, and particularly the following described lines, to wit:

IN THE STATE OF MINNESOTA

Line 0822 Dakota County Sections 1 & 2, Township 112 North, Range 18 West

Line 0868 Stearns County Sections 15 & 22, Township 126 North, Range 29 West

Line 5516 Carver County Section 7, Township 116 North, Range 22 West
Sections 12, 13, 14 & 15, Township 116 North, Range 23 West
Hennepin County Sections 7, 8 & 9, Township 116 North, Range 22 West

An undivided tenant in common interest to Transmission Line No. 0964, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Dakota County Sections 1, 2 & 12, Township 112 North, Range 18 West
Sections 5, 8, 9, 16, 21, 22, 26, 27 & 35, Township 113 North, Range 18 West
Section 32, Township 114 North, Range 18 West
Goodhue County Sections 19 & 30, Township 109 North, Range 15 West
Sections 2, 11, 12, 13 & 24, Township 109 North, Range 16 West
Sections 6, 7, 8, 15, 16, 17, 22, 23, 26, 27, 34 & 35, Township 110 North, Range 16 West
Section 1, Township 110 North, Range 17 West
Sections 5, 6, 8, 16, 17, 21, 22, 26, 27, 35 & 36, Township 111 North, Range 17 West
Sections 18, 19, 30 & 31, Township 112 North, Range 17 West
Sections 12 & 13, Township 112 North, Range 18 West

An undivided tenant in common interest to Transmission Line No. 5309, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Goodhue County Section 6, Township 108 North, Range 14 West
Sections 25, 26, 27, 28, 29, 30 & 36, Township 109 North, Range 15 West
Olmsted County Section 3 & 4, Township 106 North, Range 13 West
Sections 3, 4, 10, 15, 16, 21, 27, 28, 33 & 34, Township 107 North, Range 13 West
Sections 7, 8, 9 10, 15, 21, 22, 27, 28, 33 & 34, Township 108 North, Range 13 West
Sections 6, 7, 8, 9, 10, 11, 12, Township 108 North, Range 14 West

Mower County
Grand Meadows transmission lines
PARCEL NO. 1 - Great River Energy; (NCS-295000P-1)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated September 24, 2008, by and between Great River Energy, a Minnesota cooperative corporation, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded October 8, 2008, as Document No. 570851.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Great River Energy, a Minnesota cooperative corporation)
The Northwest Quarter of Section 19, Township 104 North, Range 15 West, Mower County, Minnesota.
PARCEL NO. 2 - Matheson Trusts; (NCS-295000P-2)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated May 10, 2008, by and between John G. Matheson, Trustee under a Revocable Trust Agreement dated June 15, 1998; Sandra J. Matheson, as Trustee under a Revocable Trust Agreement dated June 15, 1998, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded June 6, 2008, as Document No. 568386.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: John G. Matheson, Trustee under a Revocable Trust Agreement dated June 15, 1998 and Sandra J. Matheson, as Trustee under a Revocable Trust Agreement dated June 15, 1998)

The Southwest Quarter (SW 1/4) of Section 19, Township 104, Range 15, Mower County, Minnesota.
PARCEL NO. 3 - Shirley L. Englehart Revocable Living Trust; David O. Englehart Revocable Living Trust; James C. Englehart; Terry Lynn Mueller and Mary Ann Bizarri; (NCS-295000P-26)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated December 14, 2007, by and between Shirley L. Englehart Revocable Living Trust under Agreement dated the 14th day of February, 1990; David O. Englehart Revocable Living Trust under Agreement dated the 14th day of February, 1990; James C. Englehart and Eileen M. Englehart, husband and wife; Terry Lynn Mueller, a single person; and Mary Ann Bizarri and Charles A. Bizarri, wife and husband, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded January 31, 2008, as Document No. 565381.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Shirley L. Englehart as Trustee of the Shirley L. Englehart Revocable Living Trust Agreement dated the 14th day of February, 1990; David O. Englehart as Trustee of the David O. Englehart Revocable Living Trust Agreement dated the 14th day of February, 1990; James C. Englehart; Terry Lynn Mueller; and Mary Ann Bizarri)
The West Half (W 1/2) of Section 30, Township 104 North, Range 15 West, Mower County, Minnesota.
PARCEL NO. 4 - North Shore, Inc.; (NCS-295000P-28; Parcel 1)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated November 16, 2007, by and between North Shore, Inc., a Massachusetts corporation, a/k/a/ Longmeadow Farms, Inc., and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded January 8, 2008, as Document No. 564891, and as corrected in Document No. 565695, recorded February 15, 2008.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: North Shore, Inc., a Massachusetts corporation, a/k/a/ Longmeadow Farms, Inc.)
The Northeast Quarter (NE 1/4) and the North Half of the Northwest Quarter (N 1/2 of NW 1/4) of Section 31, Township 104 North, Range 15 West, Mower County, Minnesota;
EXCEPT the following described parcel: Commencing at the Northeast corner of Section 31, Township 104 North, Range 15 West, Mower County, Minnesota, thence South in the East line of the Northeast Quarter of said Section 31 a distance of 1,215.85 feet, thence West parallel with the South line of said Northeast Quarter of said Section 31 a distance of 500 feet, thence South parallel with the East line of the said Northeast Quarter of said Section 31 to the South line of the Northeast Quarter of said Section 31, thence East in the South line of said Northeast Quarter a distance of 500 feet to the East line of said Northeast Quarter, thence North in the East line of the Northeast Quarter to the point of beginning.
PARCEL NO. 5 - Nels W. Lee and Yvonne B. Lee; (NCS-295000P-29)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated November 7, 2007, by and between Nels W. Lee and Yvonne B. Lee, husband and wife, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded January 8, 2008, as Document No. 564890.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Nels W. Lee and Yvonne B. Lee)
The South Half of the Northwest Quarter (S 1/2 of NW 1/4) of Section 31, Township 104 North, Range 15 West, Mower County, Minnesota.
PARCEL NO. 6 - Beverly Land Company; (NCS-295000P-30)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated December 18, 2007, by and between Beverly Land Company, a Rhode Island corporation, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded January 31, 2008, as Document No. 565382.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Beverly Land Company, a Rhode Island corporation)
The South Half (S 1/2) of Section 31, Township 104 North, Range 15 West, Mower County, Minnesota.
PARCEL NO. 7 - Jerome H. Lee Construction Company AND Philip J. Wagner and Breaan Marie Wagner; (NCS-295000G-8 and 295000G-8A)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 21, 2008, by and between Jerome H. Lee Construction Company, a Minnesota corporation, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded May 1, 2008, as Document No. 567499.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Jerome H. Lee Construction Company, a Minnesota corporation; and Philip J. Wagner and Breaan Marie Wagner)
Jerome H. Lee Construction Company, a Minnesota corporation: The Northwest Quarter and the North One-Half of the Southwest Quarter, Section 6, Township 103 North, Range 15 West, Mower County, Minnesota, EXCEPT the South 380.00 feet of the West 385.00 feet of the Northwest Quarter of the Southwest Quarter of Section 6, Township 103 North, Range 15 West, Mower County, Minnesota.
Philip J. Wagner and Breaan Marie Wagner: The South 380.00 feet of the West 385.00 feet of the Northwest Quarter of the Southwest Quarter of Section 6, Township 103 North, Range 15 West, Mower County, Minnesota
PARCEL NO. 8 - Robert Howe and Bill Howe; (NCS-295000G-9; Parcel 1)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 21, 2008, by and between Robert Howe, married to JoAnn Howe, and Bill Howe, married to Lea Ann Howe, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded May 1, 2008, as Document No. 567498.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No.

570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Robert Howe and Bill Howe)
The South Half of the Southwest Quarter of Section 6, Township 103 North, Range 15 West, Mower County, Minnesota, Except the following described premises: Commencing at the Southwest corner of the South Half of the Southwest Quarter of Section 6, Township 103 North, Range 15 West; thence North a distance of 405 feet; thence East a distance of 558 feet; thence South a distance of 405 feet; thence West a distance of 558 feet to the place of beginning, Mower County, Minnesota.
PARCEL NO. 9 - Brian Howe and Carmen Howe; (NCS-295000G-9; Parcel 2)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 21, 2008, by and between Brian Howe and Carmen Howe, husband and wife, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded May 1, 2008, as Document No. 567500.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Brian Howe and Carmen Howe)
That part of the South Half of the Southwest Quarter of Section 6, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Southwest corner of the South Half of the Southwest Quarter of Section 6, Township 103 North, Range 15 West; thence North a distance of 405 feet; thence East a distance of 558 feet; thence South a distance of 405 feet; thence West a distance of 558 feet to the place of beginning, Mower County, Minnesota.
PARCEL NO. 10 - Robert E. Howe and JoAnn M. Howe; (NCS-295000G-12)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 21, 2008, by and between Robert Howe, married to JoAnn Howe, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded May 1, 2008, as Document No. 567501.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No.

570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Robert E. Howe and JoAnn M. Howe)
The Southwest Quarter of the Southeast Quarter of Section 6, Township 103 North of Range 15 West, in Mower County, Minnesota.
PARCEL NO. 11 - Alice Miller Revocable Trust; (NCS-295000G-15)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 14, 2008, by and between Alice Miller as Trustee of the Alice Miller Revocable Family Trust UTA dated November 10, 1999, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded July 11, 2008, as Document No. 569143.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Alice Miller as Trustee of the Alice Miller Revocable Family Trust UTA dated November 10, 1999)
The Northeast Quarter of Section 7, Township 103 North, Range 15 West, Mower County, Minnesota, Except that portion thereof taken for Interstate Highway No. 90, and Except that portion thereof conveyed to the State of Minnesota by Quit Claim Deed recorded in Book 258 of Deed Records, page 91 and by Warranty Deed recorded in Book 258 of Deed Records, page 93.
PARCEL NO. 12 - Mark S. Hessenius and Vickie J. Hessenius (Paul J. Merz); (NCS-295000G-89; Parcel 1)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated April 1, 2008, by and between Paul J. Merz and Rosa Marie Merz, husband and wife, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded April 15, 2008, as Document No. 567037.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.

(Title to the fee simple estate is vested as follows: Mark S. Hessenius and Vickie J. Hessenius)
The North Half of the Northwest Quarter of Section 8, Township 103 North, Range 15 West, that is situated North and West of the right-of-way of Interstate Highway No. 90, in Mower County, Minnesota, Except the following described property, to-wit: That part of the North Half of the Northwest Quarter of Section 8, Township 103 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Northwest corner of said North Half of the Northwest Quarter; thence on an assumed bearing of East along the North line of said North Half of the Northwest Quarter 467.71 feet to a 1/2 inch inside diameter iron pipe with a plastic cap stamped "RLS 17003" (Iron Pipe) and the point of beginning; thence South 04 degrees 59 minutes 05 seconds East 371.12 feet to an Iron Pipe; thence North 88 degrees 07 minutes 56 seconds East 459.01 feet to an Iron Pipe; thence North 04 degrees 10 minutes 21 seconds East 355.70 feet to the North line of said North Half of the Northwest Quarter and an Iron Pipe; thence West along said North line 516.89 feet to the point of beginning.
PARCEL NO. 13 - Michael D. Rossow; (NCS-295000G-5)
The interest insured by this policy is:
Easement created in Transmission Line Easement, dated May 27, 2008, by and between Michael D. Rossow married to Vicki L. Rossow, and Wapsipinicon Power Partners, LLC, a Delaware limited liability company, recorded October 8, 2008, as Document No. 570850.
Easement interest assigned to and assumed by Northern States Power Company, a Minnesota corporation, by Assignment and Assumption Agreement dated May 21, 2008, recorded June 6, 2008 as Document No. 568390; as amended by the Amendment to Assignment and Assumption Agreement (Land Contracts) dated July 31, 2008, recorded August 27, 2008 as Document No. 570061; and by Second Amendment to Assignment and Assumption Agreement dated August 31, 2009, recorded September 30, 2009 as Document No. 578082.
(Title to the fee simple estate is vested as follows: Michael D. Rossow (married to Vicki L. Rossow))
The Southwest Quarter (SW 1/4) of Section 5, Township 103 North, Range 15 West, Mower
County, Minnesota;
AND
All that part of the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4) of Section 5, Township 103 North, Range 15 West, Mower County, Minnesota, lying Northwesterly of Interstate Highway No. 90;
EXCEPT that part of Tract A described below:
Tract A:

That part of the Southwest Quarter of the Southeast Quarter and the Southeast Quarter of the Southwest Quarter, both in Section 5, Township 103 North, Range 15 West, Mower County, Minnesota, lying westerly of the northwesterly right of way line of Trunk Highway No. 90 as now located and established;
which lies northeasterly of a line run parallel with and distant 33 feet northerly of the south line of said Section 5 and southeasterly of a line run parallel with and distant 259 feet northwesterly of Line 1 described below and its southwesterly extension:
Line 1:
Beginning at a point on the south line of said Section 5, distant 2430.95 feet easterly of the southwest corner thereof; thence run northeasterly at an angle of 44 degrees 22 minutes 00 seconds from said south section line (measured from east to north) for 1800 feet and there terminating.

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page (if applicable)
Anoka (Torrens)	11/28/1988	181145
Anoka (Abstract)	11/28/1988	832568
Benton (Abstract)	11/28/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/28/1988	251892
Carver (Torrens)	11/28/1988	59272
Carver (Abstract)	11/28/1988	101412
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Dakota (Torrens)	11/28/1988	210144
Dakota (Abstract)	11/28/1988	867502
Dodge (Torrens)	11/28/1988	1780
Dodge (Abstract)	11/28/1988	75435	Book 109, Page 814
Douglas (Abstract)	11/28/1988	94699
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Torrens)	11/28/1988	1977022
Hennepin (Abstract)	11/28/1988	5480278
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
LeSueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	08/07/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	04/29/2015	2015R-424949
McLeod (Torrens)	11/28/1988	13106
McLeod (Abstract)	11/28/1988	225742	Book 259, Page 425
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	04/28/2015	535016
Mower (Abstract)	11/28/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222

Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280
Nobles (Abstract)	08/06/2015	A347946
Norman (Abstract)	11/28/1988	180366
Pipestone (Abstract)	11/28/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Torrens)	11/28/1988	884195
Ramsey (Abstract)	11/28/1988	2470568
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/28/1988	269077	Book 200, Page 46
Rice (Abstract)	11/28/1988	334010	Book 503, Page 69
Rock (Abstract)	08/24/2015	186849
Roseau (Abstract)	09/16/1991	198662	Book 373, Page 210
Sherburne (Torrens)	11/28/1988	11080
Sherburne (Abstract)	11/28/1988	224494
Steele (Abstract)	08/06/2015	A000403527
Scott (Torrens)	11/28/1988	44347
Scott (Abstract)	11/28/1988	253860
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/28/1988	649221
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/28/1988	179370	Book 131, Page7
Washington (Torrens)	11/28/1988	93239
Washington (Abstract)	11/28/1988	588235
Watonwan (Abstract)	11/28/1988	154112
Winona (Torrens)	11/28/1988	323976
Winona (Abstract)	11/28/1988	323976
Wright (Torrens)	11/28/1988	7562
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Grand Forks	11/29/1988	444310
Rolette	08/13/2015	64617
Stutsman	08/12/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Return recorded document(s) to Bonnie Anderson, Xcel Energy, 414 Nicollet Mall 6A, Minneapolis, Minnesota 55401.